                                                                       Exhibit 2

                 OFFICE OF THE UNITED STATES TRUSTEE -- REGION 3

                         MONTHLY REPORTING REQUIREMENTS

All Chapter 11 debtors must serve the U.S. Trustee with the documents and reports identified below no later than the 15th day of the month following the end of the month covered by the report.

Debtor Name:  Capital Gaming International, Inc.

Case Number:  96-19829 (JHW)

For the month of: January 1997

--------------------------------------------------------------------------------
                                      Document     Previously     Explanation
   Required Documents                 Attached     Submitted        Attached
--------------------------------------------------------------------------------
1. Income Statement                     (x)           ( )               ( )
2. Balance Sheet                        (x)           ( )               ( )
3. Statement of Cash Receipts and       (x)           ( )               ( )
Disbursements
4. Statement of Aged Receivables        (x)           ( )               ( )
5. Statement of Aged Payables           (x)           ( )               ( )
6. Statement of Operations, Taxes,      (x)           ( )               ( )
Insurance and Personnel
7. Tax Receipts                         (x)           ( )               (x)
8. Other documents/
reports as required by                  ( )           ( )               ( )
the U.S. Trustee
----------------------
----------------------
The undersigned individual certifies under penalty of perjury (28 U.S.C. Section
1746) that to the best of the individual's knowledge, the documents appended are the most recently prepared and/or available.

By:    /S/ ________________________           Dated: 1/15/97
           Acting CFO
         ______________________________
         Title of Debtor Representative

                                                                       Exhibit 3

                 OFFICE OF THE UNITED STATES TRUSTEE -- REGION 3

                         INCOME STATEMENT Accrual Basis

                 For the Month Ending December 31, 1996 (8 days)

Debtor Name:      Capital Gaming International, Inc.

Case Number:      96-19829 (JHW)

                                                 Current          Prior
                                                 Month            Month (8 days)

Gross Revenues                                   100,000             25,806
Less: Returns and Allowances
Net Revenues                                     100,000             25,806
Cost of Sales: (1)
Beginning Inventory
Add:  Purchases
Less: Ending Inventory
Cost of Goods Sold
Other Operating Expenses
Officers Salaries                                 75,125             19,162
Direct Labor/Salaries                             11,712              4,461
Benefits/Payroll Taxes                            19,890              2,384
Supplies
Insurance
Rent                                               3,717                959
Depreciation & Amortization                        5,000              1,291
General & Administrative                          48,579              1,317

Net Operating Profit (Loss)                      (64,023)            (3,768)
Add: Other Income (2)                            $40,204*            $10,057*
Less: Other Expenses
Interest Expense
Other (3)                                                            30,087
Total Other Expenses                                                 30,087
Gain (Loss) Sale of Assets
Profit (Loss) Before Taxes                       (23,819)            (23,798)
Income Taxes
Net Profit (Loss)                                (23,819)            (23,798)


1. If perpetual inventory records are not maintained, use of the prior period gross profit percentage is acceptable but must be disclosed.

2.   Identify the source if the amount is $500.00 or more.

3.   Provide details on "other" expenses over $500.00.

* Other Income

     Interest income on note receivable from wholly-owned subsidiary, Capital Gaming Management, Inc.

OWNER EQUITY (DEFICIT)
    Preferred Stock
    Common Stock                                    37,617,099    37,617,099
    Capital Surplus                                  7,877,002     7,877,002
    Retained Earnings                             (160,772,710) (160,748,891)
                                                  ------------- -------------

PARTNERS' INVESTMENT (DEFICIT)

TOTAL OWNER EQUITY (NET WORTH)                    (115,278,609) (115,254,790)
                                                  ============= =============

TOTAL LIABILITIES AND OWNER EQUITY                  17,138,782     17,155,808
                                                  ============    ============




NOTES:

1. Explain significant events, including contingent liabilities and pending lawsuits, which may have a material effect on the financial condition of the debtor.

2. Value assets at lower of cost or market and identify which method is being used.

3. Explain the method of inventory valuation if other than the lower of cost or market.

4. Identify any changes in stock holdings of "insiders" during the reporting period.

                                                                       Exhibit 4

                 OFFICE OF THE UNITED STATES TRUSTEE -- REGION 3

                           BALANCE SHEET As of 1/31/97

Debtor Name:      Capital Gaming International, Inc.

Case Number:      96-19829 (JHW)


ASSETS (Book Value)                               Current Month     Prior Month

Current Assets
    Cash (includes $300 cash on hand)               $  127,232      $   86,870
    Inventory                                               --              --
    Accounts Receivable                              2,200,000       2,100,000
    Notes Receivable                                 4,200,420       4,545,216
    Other -- Deposits and prepaids                     457,758         444,350
                                                   -----------     -----------

Total Current Assets                                 6,985,410      7,176,436
                                                   -----------    -----------

Fixed Assets
Property and Equipment                                 135,698        135,698
Accumulated Depreciation                                58,262         53,262
                                                   -----------    -----------

Total Fixed Assets                                      77,436         82,436

    Other Assets (attach list)                      10,075,936      9,896,936
                                                   -----------    -----------

TOTAL ASSETS                                        17,138,782     17,155,808
                                                   -----------    -----------

LIABILITIES

Post-petition Liabilities
    Accounts Payable                                     7,539            746
    Notes Payable                                            0              0
    Rents & Leases Payable                                   0              0
    Taxes Payable                                            0              0
    Accrued Interest                                         0              0
    Other                                                 --               --
                                                   -----------    -----------

Total Post-petition Liabilities                          7,539            746
                                                   -----------    -----------

Pre-petition Liabilities
    Unsecured Debt                                  28,765,925     28,765,925
    Notes Payable - Secured                        103,635,927    103,635,927
    Other Debt (priority claims)
         Taxes                                               0              0
         Wages                                           8,000          8,000
         Deposits                                           --             --

Other                                                       --             --

Total Pre-petition Liabilities                     132,409,852    132,409,852
                                                   -----------    -----------

TOTAL LIABILITIES                                  132,410,598    132,410,598
                                                   ===========    ===========

                                                                       Exhibit 5

                 OFFICE OF THE UNITED STATES TRUSTEE -- REGION 3

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                  --------------------------------------------

                For the Month Ending: December 31, 1996 (8 days)


Debtor Name:    Capital Gaming International, Inc.

Case Number:    96-19829 (JHW)

Account Name:   Capital Gaming International, Inc.

Depository:     PNC Bank


                                  CASH RECEIPTS

                     (attach additional sheets as necessary)


 Date                   Description (Source)                           Amount

x             Beginning Cash Balance                                 $ 86,570

1/1/97        Void check 5623                                             350

1/10/97       Cash received from CGMI for loan                        125,000

1/13/97       Suzanne Glass - Reimburse Petty Cash                         27

1/22/97       CGMI loan payment                                        50,000

1/28/97       CGMI loan payment                                       130,000

1/30/97       CGMI loan payment                                        80,000

                                       Total Cash Receipts           $385,377

--------------------------------------------------------------------------------

                               CASH DISBURSEMENTS
                     (attach additional sheets as necessary)


    Date          Check No.        Payee        Description         Amount
    ----          ---------        -----        -----------         ------

                See attached

         None

Total Cash Disbursements                                             $345,256

Adjustments (explain): Adjustment per December Bank Reconciliation   $    241

Ending Cash Balance (must be reconcilable to the bank statement
for account cited above)                                             $126,932

-------------------------------------------------------------------------------------------------------------------
Cash Disbursements

ACTIVE CASH ACCOUNTS:  Midlantic checking Register through 01/31/97:

Date      No./    Payee                           Description                                              Amount
          Ref.
--------- ------- ------------------------------- -------------------------------------------------------- ----------

  1/2/97  payroll Edward Tracy                    Direct deposit Jan payroll                               22,769.37
  1/2/97  payroll Sylvia Desantis-DeCamp          Direct deposit Jan payroll                                2,223.00
  1/2/97  payroll William Papazian                Direct Deposit Jan Payroll                                9,852.98
  1/2/97  payroll Suzanne Glass                   ck 328 Payroll                                            1,787.87
  1/2/97  payroll Rochelle Kirschner              ck 329 Payroll                                            2,934.37
  1/2/97  payroll Cory Morowitz                   ck 330 Payroll                                            5,087.59
  1/2/97  payroll Janine Sheldrake                ck 331 Payroll                                            1,706.60
  1/2/97  payroll Col. Pagano                     ck 332 Payroll                                            4,060.58
  1/2/97  payroll tax deposit                     direct deposit-payroll taxes                             43,056.23

 1/7/97    5626  Capt. Robert P. Hopkins         Testimonial Dinner (1) Ticket for Col. Clinton Pagano        40.00
                  Testimonial

  1/7/97    5627  Daphne  Leaumont                Consulting Services 12/28/96-01/03/97                       350.00
  1/7/97    5628  NJ Secretary of State           RE Change of Registered Agent and Office CGII                10.00
 1/13/97  wire    Capital Development Gaming      Transfer                                                 100,000.00
                  Corp.
 1/13/97    5629  ADP Proxy Services              Invoice: 36______ Cusip: 140180/Job: 101786                 820.91
 1/13/97    5630  American Stock Transfer &       Monthly Transfer Fee: January 1997                          520.50
                  Trust
 1/13/97    5631  Daphne Leaumont                 Consulting Services                                         704.00
 1/13/97    5632  Greater Media Cable             Service: 01/04/97-02/03/97                                  102.98
 1/13/97    5633  Keystone Natural Water          Ticket 236983/Account 209282                                 17.25
 1/13/97    5634  Mossman Business Machines       Document 024091 & 024092                                    896.46
 1/13/97    5635  N.J. State Disability           Employer Registration: 780684-00-9                          161.14
                  Benefits Fund
 1/13/97    5636  PCS                             Invoice: 122996-101                                         325.36
 1/13/97    5637  PR Newswire, Inc.               Account: 111628 Invoice: 13167825                           810.00
 1/13/97    5638  Transamerica Assurance Company  Premium Calculation: January 1997/Policy: BTLS190         1,234.60
 1/13/97    5639  United States Realty &          Late Charge/Electric Billing                                685.72
                  Investment Co.
 1/13/97    5640  void                            Federal Express (Blank Check)                                   --
 1/15/97    5641  Petty Cash                      Office Usage                                                500.00
 1/21/97    5642  A Business Conference-Call,     Telephone                                                   739.55
                  Inc.
 1/21/97    5643  Bell Atlantic - NJ              609 383-3333-Telephone Deposit                            3,600.00
 1/21/97    5644  Cellular one - Mercer County    Phone                                                       213.58
 1/21/97    5645  CompuServe Incorporated         December Usage Charge-William S. Papazian                    75.00
 1/21/97    5646  D.C. Express                    Account 3766- Papazian                                      247.50
 1/21/97    5647  Daphne Leaumont                 Consulting Services: January 13-January 17, 1997            350.00
 1/21/97    5648  Day-Timers, Inc.                Refills                                                      34.90
 1/21/97    5649  Disclosure Info Centers         Research                                                    146.25
 1/21/97    5650  Federal Express                 Delivery                                                    342.80
 1/21/97    5651  Ikon Capital                    Account No. 0000082492-97622/Period: 1/21/97-2/26/97        227.43
 1/21/97    5652  Kan Business Machines           Copier Service                                              236.54
 1/21/97    5653  Lacidand Self Storage           Unit F-458                                                  121.00
 1/21/97    5654  Orionvision                     Customer No.: 01-00475                                       21.93
 1/21/97    5655  PCS-Computers                   Installation, Service, & Repairs to Office Computers        887.90
 1/21/97    5656  Porte Advertising, Inc.         Development cost                                         10,500.65
 1/21/97    5657  Skidmore Art Consultants        Development cost                                            743.27
 1/21/97    5658  Sprint                          176310466                                                    82.37
 1/21/97    5659  Staples                         Order No. 701095-5049-AC                                    505.39
 1/21/97    5660  West Publishing Corporation     Account No.: 521-206-062                                  1,090.65
 1/24/97    5661  Bernstein, Simpson, Gilbert &   Internal bookkeeping and support                          3,525.00
                  Morowitz
 1/24/97    5662  Bernstein, Simpson, Gilbert &   Health insurance for Cory Morowitz                          706.15
                  Morowitz
 1/28/97    5663  Petty Cash                      Office Usage                                                500.00
 1/29/97    5664  A Business Conference-Call,     Telephone                                                   501.80
                  Inc.
 1/29/97    5665  Advanced Business Machines,     Last Payment                                                160.50
                  Inc.
 1/29/97    5666  Air Touch Cellular              Mobile Phone Number (970) 379-6612                            3.56
 1/29/97    5667  AT & T Wireless Long Distance   Account No. V33-970-379-8612-0-4                              2.91
 1/29/97    5668  Bankruptcy Services, Inc.       Services December 1996                                      390.60
 1/29/97    5669  Bell Atlantic - PA              215 925-7718-741 37Y                                         96.40
 1/29/97    5670  Blue Cross & Blue Shield        Account No. 293641874/Group No. 30239                    18,341.13
 1/29/97    5672  Daphne Leaumont                 Consulting Services: 1/20/97-1/24/97                        350.00
 1/29/97    5673  Disclosure Info Centers         Research                                                    140.25
 1/29/97    5674  Lewan & Associates              Invoice No.: 45184103297                                    201.42
 1/29/97    5675  Mobilecomm                      Account No.: 051-390781                                     392.88
 1/29/97    5676  Mossman Business Machines       Copier Service to Model 2270                                 79.50
 1/29/97    5677  NYNEX                           212 308-2034 951 729 (Jack Davis)                            12.37
 1/29/97    5678  PCS-Computers                   Computer supplies                                         1,828.47
 1/29/97    5679  PECO Energy                     Account No.: 21-14-54-080428 (Edward Tracy)                 957.36
 1/29/97    5680  Philadelphia Gas Works          Account No. 150/02/0190/104 (Edward Tracy)                  287.00
 1/29/97    5681  Pitney Bowes Credit Corp.       Invoice No. 8006306-JA97/Quarterly Charges                  276.00
                                                  2/10/97-5/10/97
 1/29/97    5682  Pitney Bowes, Inc.              Account No.: 1547-9379-86-7/Maintenance Agreement           546.91
                                                  11/1/96-10/31/97
 1/29/97    5684  Transamerica Assurance Company  Premium Calculation: February 1997/Policy No. STL5190     1,323.96
 1/29/97    5685  United Parcel Services          Delivery                                                    201.00
 1/29/97    5686  United States Realty &          Office Rent February 1997                                 3,717.00
                  Investment Co.
 1/29/97    5687  Clinton Pagano                  Expense Report Reimbursement                                267.00
 1/29/97    5688  Sprint                          Master Account ID: 810761916/Invoice Account ID:          1,260.49
                                                  341636266
 1/30/97    5689  Thomas A. Hanley                Development cost                                          5,000.00
 1/31/97          Bank service charges            Service Charge                                              269.60
 1/31/97  wire    Capital Development Gaming      Transfer                                                 80,000,00
                  Corp.
 1/31/97  payroll Tax deposit                     Tax deposit on Rochelle vacation                          1,377.82

 1/31/97  payroll Rochelle Kirschner              ck 333 Prepaid Payroll (Vacation)                         2,034.37
                                                                                                           ----------

                                                  Totals                                                   345,255.65



Capital Gaming International, Inc.
Schedule of Other Assets
31-Dec-96


Cash escrow held by bond trustee                           $937,047

Cash escrow held by CCCD/RCJV bankruptcy trustee                 --  (1)

Advances to CDGC subsidiary                                2,499,975

Intangible assets                                          6,793,914
                                                           ---------

Total                                                     10,230,936
                                                          ==========

(1) $500,000 escrow balance subject to offset by CCCD/RCJV bankruptcy trustee and also subject to claims of Capital Gaming International, Inc. secured creditors.

                                                                       Exhibit 6

                 OFFICE OF THE UNITED STATES TRUSTEE -- REGION 3

                          STATEMENT OF AGED RECEIVABLES

                     For the month Ending: January 31, 1997



Debtor Name:  Capital Gaming International, Inc.

Case Number:  96-19829 (JHW)


================================================================================

Total Due:        Current        Past Due        Past Due           Past Due
                  (0-30 Days)    (31-60 Days)    (61-90 Days)       (91+ Days)
--------------------------------------------------------------------------------

Pre-petition
CGMI
2,074,194                0          74,194         100,000           1,900,000

Post-petition
CGMI
125,806            100,000          25,806

Totals
2,200,000          100,000         100,000         100,000           1,900,000
================================================================================


Notes:

1. Please explain what actions have been taken to collect receivables more than 60 days past due.

Receivables are due from subsidiary and will be paid when cash flow is available.

2. Provide details on all receivables due from any affiliate of debtor in an attachment.

Receivables arise from management services agreement.

ACCOUNTS RECEIVABLE RECONCILIATION:

1.  Opening Balance (total from prior report)                          2,100,000
2.  New Accounts this Month                                              100,000
3.  Balance (add lines 1 and 2)                                        2,200,000
4   Amount Collected on Prior Accounts                                         0
5   Closing Balance (subtract line 4 from line 3)                      2,200,000

                                                                       Exhibit 7

                 OFFICE OF THE UNITED STATES TRUSTEE -- REGION 3

                           STATEMENT OF AGED PAYABLES

                     For the month Ending: December 31, 1996



Debtor Name:  Capital Gaming International, Inc.

Case Number:  96-19829 (JHW)



================================================================================
Account Name:   Description:  Current      Past Due      Past Due     Past Due
                              (0-30 Days)  (31-60 Days)  (61-90 Days) (91+ Days)
--------------------------------------------------------------------------------
U.S. Trustee    Fee                 250

Merrill Lynch   401-K             4,037

US Realty       Utilities           894

Airtouch        Telephone           225

Sprint          Telephone            49

Bell Atlantic   Telephone         2,084

TOTALS:                           7,539
================================================================================

You may combine all payables less than 30 days past due and show on one line.

Note: Please include only post-petition debts and explain why accounts over 30 days past due have not been paid.

--------------------------------------------------------------------------------


ACCOUNTS RECEIVABLE RECONCILIATION:

1.   Opening Balance (total from prior report)                               746
2.   Total New Indebtedness Incurred This Month                            7,539
3.   Balance (add lines 1 and 2)                                           8,285
4.   Amount Paid on Prior Accounts Payable                                   746
5.   Closing Balance (subtract line 4 from line 3)                         7,539

                                                                       Exhibit 8

                 OFFICE OF THE UNITED STATES TRUSTEE -- REGION 3

             STATEMENT OF OPERATIONS, TAXES, INSURANCE AND PERSONNEL
             -------------------------------------------------------

                     For the month Ending: December 31, 1996



Debtor Name:      Capital Gaming International, Inc.

Case Number:      96-19829 (JHW)


1. What efforts have been made toward the preparation of a plan of reorganization?

A Plan of Reorganization was filed by the Debtor simultaneously with filing the Voluntary Petition (December 23, 1996)

2. Has the debtor, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

         ___  Yes
         _X_  No

Identify amount, who was paid and date paid:------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

3. Provide a narrative report of significant events affecting debtor's business (attach separate sheet if necessary).

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

4. List any payment(s) on debt that has been personally guaranteed by any principal, partner or officer of the business.

       N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

5. If assets have been sold in other than the ordinary course of business, please provide details as to the assets sold, date of sale, total sales price, deductions (i.e. commissions), and net amount received.

       N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

6.   STATUS OF TAXES N/A - no post-petition taxes withheld or owed.


================================================================================
                       Amount                                      Post-Petition
                     Withheld or                                       Taxes
                       Accrued     Amount Paid     Date Paid          Past Due
--------------------------------------------------------------------------------
FEDERAL TAXES
--------------------------------------------------------------------------------
FICA                  13,891.64    13,891.64        January '97         None
--------------------------------------------------------------------------------
Withholding           23,319.57    23,319.57             "               "
--------------------------------------------------------------------------------
Unemployment             342.03       342.03             "               "
--------------------------------------------------------------------------------
Income
--------------------------------------------------------------------------------
Other
--------------------------------------------------------------------------------

STATE TAXES
--------------------------------------------------------------------------------
Dept. of Labor &       3,776.74     3,776.74        January '97         None
Industries
--------------------------------------------------------------------------------
Income
--------------------------------------------------------------------------------
Employment Sec.        2,596.24     2,596.24        January '97         None
--------------------------------------------------------------------------------
Dept. of Revenue
--------------------------------------------------------------------------------
     B&O
--------------------------------------------------------------------------------
     Sales
--------------------------------------------------------------------------------
     Excise
--------------------------------------------------------------------------------

OTHER TAXES
--------------------------------------------------------------------------------
City Business
--------------------------------------------------------------------------------
License
--------------------------------------------------------------------------------
Personal Property
--------------------------------------------------------------------------------
Real Property
--------------------------------------------------------------------------------
Other (List)

================================================================================

Explain reason for any past due post-petition taxes:

       N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

7.   SCHEDULE OF SALARY AND OTHER PAYMENTS TO PRINCIPALS/ EXECUTIVES/INSIDERS*

                                                     Nature of
Payee Name              Position                     Payment             Amount
--------------------------------------------------------------------------------
Edward M. Tracy         President and CEO            Direct Deposit      $41,250
--------------------------------------------------------------------------------
Clinton L. Pagano       Exec. VP or Compliance       Check               $ 8,333
--------------------------------------------------------------------------------
William S. Papazian     Sr. VP and Gen. Counsel      Direct Deposit      $16,667
--------------------------------------------------------------------------------
Cory Morowitz           Acting CFO                   Check               $ 8,875
--------------------------------------------------------------------------------


List accrued salaries whether or not paid and any draws of any kind or perks such as car etc. made to or for the benefit of any proprietor, owner, partner, shareholder, officer, director or insider.

8.   SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS



                   Appointment  Amount Paid Date of Court Aggregate  Estimated
                   Date         This Month  Approval      Received   Balance Due
--------------------------------------------------------------------------------
Debtor's Counsel                $ None                    $          $ None
--------------------------------------------------------------------------------
Creditors'                      $   x                     $          $   x
Committee Counsel
--------------------------------------------------------------------------------
Trustee Counsel                 $   x                     $          $   x
--------------------------------------------------------------------------------
Accountant                      $   x                     $          $   x
--------------------------------------------------------------------------------
Other                           $   x                     $          $   x
vIdentity fees accrued but not paid:


                      Invoices have not yet been presented
--------------------------------------------------------------------------------

9. Explain any changes in insurance coverage which occurred during the reporting period.

There were no changes in insurance coverage.

10.  PERSONNEL

                                                        Full Time      Part Time

Total number of employees at beginning of period            8              0

Number hired during the period                              0              0

Number terminated or resigned during period                 0              0

Total number of employees on payroll at period end          8              0



Total payroll for the period  $86,837            Allocated from payment made
                              -------            pre-petition